CONSENT OF INDEPENDENT
                      CERTIFIED PUBLIC ACCOUNTANTS


La-Z-Boy Chair Company
Monroe, Michigan

We hereby consent to the incorporation by reference in the Registration Statement No. 33-8996 on Form S-8, Registration Statement No. 33-8997 on Form S-8, Registration Statment No. 33-31502 on Form S-8, Registration Statement No. 33-50318 on Form S-8 and Registration Statement No. 33-57443 on Form S-8 of our report dated August 12, 1994, relating to the financial statements of England/Corsair, Inc. appearing in La-Z-Boy Chair Company's Current Report on From 8-K for the event dated April 24, 1995.



High Point, North Carolina
April 29, 1995                                 BDO Seidman